UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020 (November 5, 2020)

Ocuphire Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37000 Grand River Avenue, Suite 120 Farmington Hills, MI	48335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (248) 681-9815

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OCUP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 6, 2020, Ocuphire Pharma, Inc., formerly known as Rexahn Pharmaceuticals, Inc. (the “Company”), filed a Current Report on Form 8‑K  (the “Form 8‑K”) to report the completion on November 5, 2020 of the Company’s business combination with the private entity formerly known as Ocuphire Pharma, Inc. (“Ocuphire”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of June 17, 2020, as amended on June 29, 2020 (the “Merger Agreement”), by and among the Company, Ocuphire and Razor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, Merger Sub merged with and into Ocuphire, with Ocuphire continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger.

This Amendment No. 1 to the Form 8‑K amends and supplements Item 9.01 to include the financial information described in Item 9.01 below and to provide the consent of the Company’s independent registered public accounting firm with respect to incorporation by reference into this Amendment of their report dated July 1, 2020 with respect to the financial statements of Ocuphire.  Except as stated in this Explanatory Note, no other information contained in the Form 8‑K is changed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Reference is made to the Proxy Statement, which included the audited financial statements of Ocuphire as of and for the years ended December 31, 2019 and 2018, which are incorporated herein by reference in satisfaction of the Item 9.01(a) requirements for such information pursuant to General Instruction B.3 of Form 8-K.

The unaudited interim financial statements of Ocuphire, including Ocuphire’s unaudited condensed balance sheet as of September 30, 2020, Ocuphire’s condensed balance sheet derived from audited financial statements as of December 31, 2019, unaudited condensed statements of changes in stockholders’ deficit at September 30, 2020 and 2019, unaudited condensed statements of comprehensive loss for the nine months ended September 30, 2020 and 2019, unaudited condensed statements of cash flows for the nine months ended September 30, 2020 and 2019 and the notes related thereto are filed as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, including the unaudited pro forma condensed combined balance sheet as of September 30, 2020, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2020, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 and the notes related thereto are filed as Exhibit 99.4 to this Amendment No. 1 to Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1@*
Agreement and Plan of Merger, dated as of June 17, 2020, by and among Rexahn, Merger Sub and Ocuphire (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 19, 2020).

2.2*
First Amendment to Agreement and Plan of Merger and Reorganization, dated as of June 29, 2020, by and among Rexahn, Merger Sub and Ocuphire (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on July 1, 2020).

3.1*	Certificate of Amendment (Reverse Stock Split) to the Certificate of Incorporation of the Company.

3.2*	Certificate of Amendment (Name Change) to the Certificate of Incorporation of the Company.

3.3*	Second Amended and Restated Bylaws of the Company.

4.1*	Form of Series A/B Warrants (incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on July 1, 2020).

10.1@*
Amended and Restated Securities Purchase Agreement, dated as of June 29, 2020, by and among the Company, Ocuphire and the investors party thereto (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on July 1, 2020).

10.2*
Form of Financing Lock-Up Agreement, by and among Rexahn, Ocuphire, and the investors party thereto (incorporated by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K, as filed with the SEC on July 1, 2020).

10.3*
Form of Leak-Out Agreement, by and between Rexahn and the investors party thereto (incorporated by reference from Exhibit 10.3 to the Company’s Current Report on Form 8-K, as filed with the SEC on July 1, 2020).

10.4@*	Contingent Value Rights Agreement, dated as of November 5, 2020, by and among the Company, Shareholder Representative Services LLC and the Olde Monmouth Stock Transfer Co., Inc.

10.5+*
Ocuphire Pharma, Inc. 2020 Omnibus Equity Incentive Plan (incorporated by reference from Annex D to the Company’s proxy statement/prospectus/information statement filed with the SEC on September 30, 2020).

10.6+*
Amended and Restated Employment Agreement by and between Ocuphire Pharma, Inc. and Mina Sooch, to be effective as of the Closing (incorporated by reference from Exhibit 10.27 to the Company’s proxy statement/prospectus/information statement filed with the SEC on September 30, 2020).

10.7+*
Amended and Restated Employment Agreement by and between Ocuphire Pharma, Inc. and Bernhard Hoffmann, to be effective as of the Closing (incorporated by reference from Exhibit 10.29 to the Company’s proxy statement/prospectus/information statement filed with the SEC on September 30, 2020).

10.8+*	Form of Indemnity Agreement between the Company and each of its directors and executive officers.

10.9+*	Non-Employee Director Compensation Policy of the Company.

14.1*	Code of Business Conduct and Ethics of the Company.

16.1*	Letter from Baker Tilly.

23.1	Consent of Ernst & Young, LLP

99.1*	Press Release dated November 5, 2020.

99.2*	Ocuphire Corporate Presentation.

99.3	Unaudited interim financial statements of Ocuphire.

99.4	Unaudited pro forma condensed combined financial statements.

*	Previously filed as exhibits to the Form 8-K (filed on November 6, 2020)
@	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
+	Management contract or compensatory plans or arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUPHIRE PHARMA, INC.

Date: December 30, 2020	By:	/s/ Mina Sooch
Mina Sooch
President and Chief Executive Officer